                               SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a) of
                         the Securities Exchange Act of 1934
                                  (Amendment No.   )

     Filed by the Registrant[x]
     Filed by a Party other than the Registrant[ ]
     Check the appropriate box:
     [x]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12
                  __________________________________________________

                           THE GLOBAL HEALTH SCIENCES FUND
                  __________________________________________________

     Payment of Filing Fee (Check the appropriate box):
     [x]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          1)   Title of each class of securities to which transaction applies:


          2)   Aggregate number of securities to which transaction applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          4)   Proposed maximum aggregate value of transaction:


          5)   Total fee paid:


     [ ]  Fee paid previously with preliminary materials.
     [ ]   Check box if any  part of the fee  is offset as provided  by Exchange
     Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:


          2)  Form, Schedule or Registration Statement No.:

          3)  Filing Party:


          4)  Date Filed:

                                                                           DRAFT

                 Preliminary Copy -- To Be Filed With the Securities
                                and Exchange Commission

                                                 The Global Health Sciences Fund
                                                               December 26, 1996
     __________________________________________________________________________



     Dear Global Health Sciences Fund Shareholder:

              Enclosed is a Proxy Statement for the January 31, 1997 annual meeting of shareholders of The Global Health Sciences Fund (the "Fund").

              As you may have heard, INVESCO PLC ("INVESCO") has entered into an agreement to merge with A I M Management Group Inc. ("AIM"), under which AIM will become part of INVESCO. INVESCO is the ultimate parent company of INVESCO Trust Company, the investment adviser to the Fund.

              As explained more fully in the attached Proxy Statement, at the time the INVESCO/AIM merger takes effect, the Fund's present investment advisory contract will terminate automatically, as a matter of law. Although Fund shareholders are not being asked to approve the merger, they must vote on the necessary new investment advisory contract. Accordingly, to provide continuity of investment advisory services to the Fund, the Board of Trustees is asking shareholders to approve a new investment advisory agreement for the Fund, with the same parties and on terms substantially identical to the existing investment advisory agreement. In addition, all shareholders are being asked to elect two trustees, Hubert
     L. Harris, Jr. and John W. McIntyre, as Class C trustees of the Fund and to ratify the selection of Price Waterhouse LLP as the Fund's independent accountants. The accompanying Proxy Statement provides additional detailed information on these proposals, the INVESCO/AIM merger and the Fund.

              WE ARE REQUIRED BY LAW TO INFORM YOU AS TO CERTAIN DETAILS OF THE TRANSACTION, EVEN THOUGH YOU ARE NOT VOTING TO APPROVE THE MERGER. WHAT IS MOST IMPORTANT FOR YOU AS A SHAREHOLDER OF THE FUND IS THAT APPROVAL OF THE PROPOSALS LISTED ABOVE WILL IN NO WAY INCREASE THE ADVISORY FEES, OR EXPENSES OF THE FUND OR CHANGE THE LEVEL, NATURE OR QUALITY OF SERVICES YOU RECEIVE. EACH OF THESE PROPOSALS HAS BEEN APPROVED BY THE BOARD OF TRUSTEES OF THE FUND, WHICH RECOMMENDS THAT SHAREHOLDERS APPROVE THEM AS WELL.

              The Board of Trustees believes that these proposals are in the best interests of the shareholders. Therefore, we ask that you read the enclosed materials and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-528-8765. They will be happy to answer any questions that you might have.

              YOUR VOTE  IS IMPORTANT.   THE MATTERS WE ARE  SUBMITTING FOR YOUR
     CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A  SHAREHOLDER.  IF

     WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CANVASSING. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

     Sincerely,



     Hubert L. Harris, Jr.
     President
     The Global Health Sciences Fund

                 Preliminary Copy -- To Be Filed With the Securities
                                and Exchange Commission

                                                 The Global Health Sciences Fund
                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237


       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON January 31, 1997
     ==========================================================================

              Notice  is hereby  given that  a special  meeting  of shareholders
     (the "Meeting") of The Global Health Sciences Fund (the "Fund") will be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222 on Friday, January 31, 1997, at 10:00 a.m., Mountain Standard Time, for the following purposes.

              1. To approve or disapprove a new investment advisory agreement between the Fund and INVESCO Trust Company
                      ("ITC"), such agreement to take effect only if the proposed merger of A I M Management Group Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated (the "Merger"). INVESCO PLC is the ultimate parent of ITC.

              2. To elect two trustees to serve as the Class C trustees of the Fund until the annual meeting of shareholders in 2000 and until their successors are elected and qualified.

              3. To ratify or reject the selection of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending October 31, 1997.

              4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

              None of these proposals is expected to result in any change in the way the Fund is managed, in the advisory fees or in the services you receive as a shareholder.

              The trustees of the Fund have fixed the close of business on December 9, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

              A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours after December 15, 1996, at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237.

              You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the trustees of the Fund.

                                      IMPORTANT



              Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

              The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Fund will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the specified number of trustees and to approve Proposals 1 and 3.

              Your vote, then, could be critical in allowing the Fund to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.


                                       By Order of the Board of Trustees,



                                       Glen A. Payne
                                       Secretary



     Denver, Colorado
     Dated: December 26, 1996

                 Preliminary Copy -- To Be Filed With the Securities
                                and Exchange Commission


                           THE GLOBAL HEALTH SCIENCES FUND
                                7800 East Union Avenue
                                Denver, Colorado 80237


                                   PROXY STATEMENT
                          FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD January 31, 1997

                                     INTRODUCTION

              The enclosed proxy is being solicited by the board of trustees (the "Board" or the "Trustees") of The Global Health Sciences Fund (the "Fund") for use in connection with the annual meeting of shareholders of the Fund (the "Meeting") to be held at 10:00 a.m., Mountain Standard Time, on Friday, January 31, 1997, at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE FUND'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE FUND FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996, IS ENCLOSED WITH THIS PROXY STATEMENT. The approximate mailing date of proxies and this Proxy Statement is December 26, 1996.

              At the Meeting, shareholders will be asked to consider a new investment advisory agreement for the Fund. As explained in more detail below, the existing advisory agreement will terminate automatically, by operation of law, upon the consummation of the proposed merger (the "Merger") of A I M Management Group Inc. ("AIM") and a direct, wholly-owned subsidiary of INVESCO PLC ("INVESCO"). Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing investment advisory relationship for the Fund under a new contract which would take effect at the time of the Merger. Consummation of the Merger is conditioned on, among other things, shareholder approval of the new investment advisory contract. The transactions contemplated by the Merger and the terms of the new investment advisory agreement are discussed below.

              OTHER THAN ITS COMMENCEMENT AND EXPIRATION DATE, THE PROPOSED  NEW
     ADVISORY  AGREEMENT  IS   IDENTICAL  IN  FORM  AND  TERMS  TO  THE  PRESENT
     AGREEMENT.

              Therefore, shareholders are being asked to approve a new investment advisory agreement (the "Proposed Agreement") between the Fund and its investment adviser, INVESCO Trust Company (the "Adviser" or "ITC"), to replace the existing agreement between the Fund and the Adviser (the "Current Agreement"). Shareholders are also being asked to elect two trustees of the Fund and to ratify the selection of the Fund's independent accountants.

              The following factors should be considered by shareholders in determining whether to approve the Proposed Agreement:

              . The Proposed Agreement was approved by the Trustees, including the Independent Trustees (as defined below).

              . There will be no change in the investment objectives or policies of the Fund.

              . There will be no increase in the fees payable to the Adviser as a result of the approval and implementation of the Proposed Agreement.

              .       No  significant changes are  contemplated in the personnel
                      of the  Adviser  who are  responsible   for  managing  the
                      investments of the Fund.

              If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for Trustee hereinafter listed and FOR Proposals 1 and 3. A majority of the shares of the Fund entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

              Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instruc-tions for the broker to vote the shares or, if the broker or other fiduciary votes the shares pursuant to applicable stock exchange rules granting the broker or fiduciary the discretion to vote the beneficial owner's shares on one or more of the issues before the meeting. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any of the proposals on which it does not vote.

              Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Fund at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised. Pursuant to Massachusetts law, shareholders of the Fund will not be entitled to any rights of appraisal with respect to the matters described in this Proxy Statement.

              Shareholders of the Fund of record at the close of business on December 9, 1996 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, [____________] shares of the Fund's common stock, $.01 par value per share, were outstanding.

              There were no persons known to own beneficially 5% or more of the outstanding shares of the Fund on the Record Date. As of such date, the Trustees and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund. [PLEASE CONFIRM].

              All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies will be paid by INVESCO and not by the Fund or its shareholders.

              The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the number of specified trustees and approve Proposals 1 and 3. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


     PROPOSAL 1:      Approval of  the Proposed Agreement  between the Fund  and
                      INVESCO Trust Company.


     Background

              ITC serves  as investment  adviser  to the  Fund pursuant  to  the
     Current Agreement. ITC is a wholly-owned subsidiary of INVESCO Funds Group, Inc. ("IFG"), an indirect, wholly-owned subsidiary of INVESCO. INVESCO is a publicly traded holding company organized under the laws of England in 1935. The ordinary shares of INVESCO, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Exchange. INVESCO's subsidiaries provide investment advisory services throughout the world. As of September 30, 1996, the total assets advised by INVESCO and its subsidiaries were approximately $91.1 billion.

              AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 investment company portfolios consisting of the A I M Family of

     Funds[REGISTERED TRADEMARK]. As of October 31, 1996, the total assets of the investment company portfolios advised or managed by AIM and its affiliates were approximately $57 billion.

              On November 4, 1996, INVESCO and INVESCO Group Services, Inc. ("IGS") entered into an agreement of merger (the "Merger Agreement") with AIM pursuant to which IGS or another wholly-owned U.S. subsidiary of INVESCO ("INVESCO Sub") will acquire all the issued and outstanding shares of AIM capital stock for consideration valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM options) of INVESCO valued on November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash. Upon consummation of the Merger, the AIM shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully-diluted basis. Thereafter, INVESCO will change its name to "AMVESCO PLC" (the name of the Adviser will not change).

              The Closing Date is presently expected to occur on or about February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggregate annualized asset management fees of INVESCO and AIM (based on assets under management, excluding the effects of market movements), in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees; (c) INVESCO and AIM having received certain consents from regulators, lenders and/or other third parties; (d) AIM not having received from the holder or holders of more than 2% of the outstanding AIM shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Administration Agreement, Registration Rights Agreement, Indemnification Agreement and employment agreements with approximately thirty AIM employees having been executed and delivered; (f) AIM having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and
     (g) shareholder resolutions to appoint to INVESCO's board of directors (the "INVESCO Board") six AIM designees and a resolution of the INVESCO Board to appoint the seventh AIM designee having been passed and not revoked.

              The Merger Agreement may be terminated at any time prior to the Closing Date by written notice by AIM or INVESCO to the other after June 1, 1997 or under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

              In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

                      Voting Agreement.   Certain  AIM shareholders and
              their spouses, the current directors of INVESCO and proposed directors of INVESCO have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM's current Chairman); and (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the INVESCO Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the INVESCO Board despite being voted against by each AIM-designated Board member present at such INVESCO Board meeting.

                      Standstill  Agreement  and  Transfer  Restriction
              Agreements. Certain AIM shareholders and their spouses and certain significant shareholders of INVESCO have agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO existing as of the Closing Date. AIM shareholders and INVESCO's current chairman will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.


              If the conditions to the  Merger are not met or waived,  or if the
     Merger Agreement is terminated, the Merger will not be consummated and the Current Agreement will remain in effect. If the Proposed Agreement is approved and the Merger is thereafter consummated, the Proposed Agreement will be executed and become effective on the Closing Date. In the event that the Proposed Agreement is not approved and the Merger is consummated, the Board will determine what action to take, which ultimately will be subject to the approval of shareholders of the Fund.

              Under the Merger Agreement, INVESCO and INVESCO Sub have agreed that it will comply, and use all reasonable efforts to cause compliance on behalf of its affiliates, with the provisions of Section 15(f) of the

     Investment Company Act of 1940, as amended (the "1940 Act"). Section 15(f) provides, in pertinent part, that an investment adviser of an investment company and its affiliates may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger.

              The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of trustees of the investment company advised by such adviser are not "interested persons" (as defined in the 1940 Act) of the new or the old investment adviser. The Board you are being asked to elect in Proposal No. 2 below does not meet this 75% requirement. Nevertheless, as more fully described below under Proposal No. 2, the composition of the Board, on or prior to the date the Merger is effected, will comply with the 75% requirement.

              INVESCO has  advised the Fund that  the Merger is not  expected to
     have  a  material  effect  on  the  operations  of  the  Fund  or  on   its
     shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. The Adviser will, following the Merger, continue to be an indirect wholly-owned subsidiary of INVESCO. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Adviser relating to the Fund, the personnel managing the Fund, or other services provided to or other business activities of the Fund. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of the Adviser. Based on the foregoing, the
     Adviser does not anticipate that the Merger will cause a reduction in the quality of services now being provided to the Fund, or have any adverse effect on the Adviser's ability to fulfill its obligations under the Proposed Agreement or to operate its businesses in a manner consistent with its current practices.

              The Current Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change of control of the Adviser is deemed to be an assignment. Because INVESCO Ordinary Shares constituting more than 25% of the outstanding voting securities of INVESCO will be issued to the shareholders of AIM, as a result of the Merger, there may be deemed to be a change in control of INVESCO. Such a change in control would cause an automatic termination of the Current Agreement under the 1940 Act.

              Accordingly, in anticipation of the consummation of the Merger and in order to ensure continuity of investment advisory services to the Fund by the Adviser, a new investment advisory agreement between the Fund and ITC is proposed to be approved by shareholders of the Fund.

              The Board, including a majority of those Trustees who are not "interested persons" of the Fund as such term is defined under the 1940 Act (the "Independent Trustees"), has approved the Proposed Agreement.

     Evaluation of the Board of Trustees

              At regular or special meetings of the Independent Trustees and  of the Board held on October 14, 15, 28 and 30, and on November 6, 1996, at each of which a majority of the Independent Trustees were in attendance, the Trustees present evaluated the Proposed Agreement. The Independent Trustees had available to them the assistance of outside counsel throughout the process of determining whether to approve the Proposed
     Agreement. Prior to and during the meetings, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the Proposed Agreement is in the best interests of the Fund and its shareholders. At the meetings, the Independent Trustees reviewed materials furnished by Fund management and met with representatives of INVESCO and with representatives of AIM. They noted that senior members of the management team of the Adviser will continue to be responsible for managing the day-to-day affairs of the Adviser. In evaluating the effect of the Merger, Independent Directors viewed as significant the fact that the Adviser is expected to continue to provide to the Fund and its shareholders, after the Merger, investment advisory services of the same nature and quality as before the Merger. Also, the Independent Directors considered the possible effects of the Merger on the Fund.

              The Board considered the nature, quality and extent of services provided and expected to be provided by the Adviser to the Fund. In addition, the Board discussed and reviewed the terms and provisions of the Proposed Agreement. The Board specifically noted that, other than the dates of execution, effectiveness and termination, the terms of the Proposed Agreement are the same, in all material respects, as the terms of the Current Agreement. Specifically, the Board noted that the fees and expenses payable under the Proposed Agreement are identical to the fees presently in effect under the Current Agreement.

              The Board also took note of the terms of the Merger Agreement and the effect of the addition of the substantial resources of AIM and its affiliated companies to the INVESCO group, including the reputation, experience, personnel, resources, financial condition and performance of A I M Advisors, Inc. The Board considered the statements made by representatives of INVESCO and AIM that the capabilities of the Adviser would not be adversely affected by the Merger and could be enhanced by the resources of AIM, although there was no assurance of the Adviser obtaining any particular benefits.

              Based upon the Trustees' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Trustees determined that the Proposed Agreement is fair, reasonable and in the best interests of the Fund and its shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES PRESENT AT THE APPLICABLE MEETING, APPROVED THE PROPOSED AGREEMENT AND VOTED TO RECOMMEND THAT ALL OF THE FUND'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED AGREEMENT.

     The Proposed Agreement

              If shareholders of the Fund approve the Proposed Agreement, the Proposed Agreement will become effective immediately after the closing of the Merger. This summary of the Proposed Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A.

              The Proposed Agreement will remain in effect, unless earlier terminated, for an initial term expiring two years from the Closing Date. As previously discussed, the sole purpose of entering into the Proposed Agreement is to enable ITC to continue to serve as the investment adviser to the Fund after termination of the Current Agreement by virtue of the "assignment" of such agreement that could result from the Merger. THE MATERIAL TERMS AND PROVISIONS OF THE PROPOSED AGREEMENT, OTHER THAN
     EFFECTIVE AND TERMINATION DATES, ARE THE SAME, IN ALL SUBSTANTIVE RESPECTS, AS THOSE OF THE CURRENT AGREEMENT, WHICH IS SUMMARIZED BELOW.

     The Current Agreement

              The Current Agreement, dated January 15, 1992, was unanimously approved on December 5, 1991, by a vote cast in person by a majority of the Fund's Trustees, including a majority of the Independent Trustees. On ___________, 1992, such agreement was approved by a majority of the outstanding voting securities of the Fund, for an initial term expiring two years from January 15, 1992. The continuation of the Current Agreement until October 31, 1997, was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Trustees held on October 30, 1996, called for the purpose of approving the Current Agreement.

              The Current Agreement may be continued from year to year as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securities (as defined below under "Vote Required") of the Fund. Any such continuance also must be approved by a majority of the Independent Trustees of the Fund at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, the Current Agreement may be terminated at any time without penalty by the Board or by a majority of the then-outstanding voting securities of the Fund, or by ITC. As discussed earlier, the Current Agreement terminates automatically in the event of its "assignment" under the 1940 Act.

              The Current Agreement provides that the Adviser shall (either directly or by delegation to a sub-adviser) maintain a continuous investment program for the Fund that is consistent with the Fund's investment objectives and policies as set forth in the Fund's registration statement (the "Registration Statement") and prospectus of the Fund (the "Prospectus") as in effect from time to time under the 1940 Act and the Securities Act of 1933, as amended. In the performance of such duties, the Adviser shall, among other things: (i) manage the investment and reinvestment of the assets of the Fund; (ii) determine what securities are to be purchased or sold for the Fund and place, or arrange for the placement of, all orders for such transactions; (iii) furnish the Fund with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies; (iv) make recommendations as to the manner in which rights pertaining to the Fund's portfolio securities should be exercised;
     (v) prepare proxy materials for meetings of the Fund's shareholders and such other registrations and reports required by the federal securities laws; (vi) furnish adequate office space, equipment and facilities; (vii) compile and maintain the Fund's records respecting the Fund's operations (other than such books and records maintained by IFG under the terms of the Fund's Administration Agreement); and (viii) prepare periodic shareholder reports (other than those required on Form N-SAR (or such other form as the Securities and Exchange Commission (the "SEC") may
     substitute therefor). Except to the extent assumed by ITC under the Current Agreement or required by law, expenses incurred in connection with the operation and organization of the Fund are borne by the Fund.

              As full compensation for its advisory services to the Fund, ITC receives a monthly fee computed at an annual rate of 1.00% of the Fund's ending weekly assets. For the fiscal year ended October 31, 1996, the Fund paid ITC total advisory fees of $4,549,633. The net assets of the Fund totaled $455,842,291 at October 31, 1996.

              The Current Agreement provides that ITC shall not be liable for any error of judgment, mistake of law, any loss suffered by the Fund in connection with matters relating to the Agreement, except a loss resulting from wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under such agreement, or except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

     Information Concerning Adviser and Affiliated Companies

              ITC, a Colorado trust company incorporated in 1969, serves as the Fund's investment adviser. ITC is a wholly-owned subsidiary of IFG, 7800 East Union Avenue, Denver, Colorado 80237. IFG is an indirect wholly-owned subsidiary of INVESCO.1 The corporate headquarters of INVESCO are located at 11 Devonshire Square, London EC2M 4YR, England. ITC's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. ITC also serves as investment adviser or sub-adviser to 47 investment portfolios as of October 31, 1996, including 27 portfolios in the INVESCO group. These 47 portfolios had aggregate assets of approximately $12.5 billion as of October 31, 1996. Exhibit B to this Proxy Statement includes a list of investment companies, including the Fund, for which the Adviser provides advisory services and which have similar investment objectives to that of the Fund, and sets forth the net assets of and advisory fees payable by such companies.

              The principal executive officer and directors of ITC and their principal occupations are:

              R. Dalton Sim, President, Chief Executive Officer and Director; Frank M. Bishop, Director, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel T. DeKinder, Director, also, Institutional Marketing Manager of INVESCO North America; and Dan J. Hesser, Director, also, President, Chief Executive Officer and Director of INVESCO Funds Group, Inc.

              The  address  of Messrs.  Bishop and  DeKinder  is  1315 Peachtree
     Street, N.E.,  Atlanta, Georgia 30309.   The address of  Messrs. Hesser and
     Sim is 7800 East Union Avenue, Denver, Colorado 80237.

              INVESCO Funds Group, Inc. serves as the Fund's Administrator.

              Once the Merger is consummated and the Proposed Agreement is approved, ITC fully intends to continue to provide the same level, quality and nature of advisory services to the Fund.

     Vote Required

              As provided under the 1940 Act, approval of the Proposed Agreement will require the affirmative vote of a majority of the outstanding shares of the Fund. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund.


     THE TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT ALL OF THE FUND'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED AGREEMENT BETWEEN THE FUND AND ITC.


          1 The intermediary companies between IFG and INVESCO are as follows: INVESCO North American Holdings, Inc., INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

                    PROPOSAL 2:  Election of Trustees of the Fund


              The Fund currently has seven Trustees, divided into three classes, with three Trustees in Class A, two Trustees in Class B and two Trustees in Class C. Class A Trustees' terms will expire at the annual meeting of shareholders to be held in 1999; Class B Trustees' terms will expire at the annual meeting of shareholders to be held in 1998; and Class C Trustees' terms will expire at the Meeting to be held on January 31, 1997.

              At the Meeting, the Class C Trustees are to be elected to hold office until the 2000 annual meeting of shareholders and until their successors are elected and qualified. Both of the nominees, Hubert L. Harris, Jr. and John W. McIntyre, have consented to being named in this Proxy Statement and to serve, if reelected, and no circumstances now known will prevent any of the nominees from serving. If either nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees.

              Information concerning the Trustees of the Fund is set forth below:

                                                                                                      Number of Fund
                                                                                      Trustee or          Shares
                                                                                      Executive     Beneficially Owned
                                      Position, if Any, with the Fund, Principal      Officer of        Directly or
                                      Occupation and Business Experience (during       the Fund        Indirectly on
              Name and Age                         past five years)1                    Since          Dec. 9, 1996(3)
              ------------             -----------------------------------------      ----------     -----------------


       Class A

       Charles W. Brady*             Chief Executive Officer and Director of             1991
       Age 61                        INVESCO and of various subsidiaries
                                     thereof; Chairman of the Board of the Fund,
                                     the INVESCO Funds, INVESCO Advisor Funds,
                                     Inc. (the "Advisor Funds") and INVESCO
                                     Treasurer's Series Trust (the "Treasurer's
                                     Series Trust") (registered open-end
                                     management investment companies).






                                                                      11






                                                                                                      Number of Fund
                                                                                      Trustee or          Shares
                                                                                      Executive     Beneficially Owned
                                      Position, if Any, with the Fund, Principal      Officer of        Directly or
                                      Occupation and Business Experience (during       the Fund        Indirectly on
              Name and Age                         past five years)1                    Since          Dec. 9, 1996(3)
              ------------             -----------------------------------------      ----------     -----------------

       Fred A. Deering2              Trustee of the Fund.  Vice Chairman of the          1992
       Age 68                        Board of the INVESCO Funds, Advisor Funds
                                     and Treasurer's Series Trust; formerly,
                                     Chairman of the Executive Committee and
                                     Chairman of the Board of Directors of
                                     Security Life of Denver Insurance Company,
                                     Denver Colorado; Director of ING America
                                     Life Insurance Company, Urbaine Life
                                     Insurance Company and Midwestern United
                                     Life Insurance Company.

       A. D. Frazier, Jr.* 2         Trustee of the Fund.  Executive Vice                1994
       Age 52                        President of INVESCO.  From 1991 to 1996,
                                     Senior Executive Vice President and Chief
                                     Operating Officer of the Atlanta Committee
                                     for the Olympic Games; Director of Charter
                                     Medical Corp.

       Class B

       Dan J. Hesser*                President of the Fund.  Director of the             1991
       Age 56                        INVESCO Funds; Chairman of the Board,
                                     President and Chief Executive Officer of
                                     IFG and Director of ITC.

       Larry Soll, Ph.D.2            Retired.  Formerly, Chairman of the Board           1991
       Age 53                        (1987 to 1994), Chief Executive Officer
                                     (1982 to 1989; 1993 to 1994) and President
                                     (1982 to 1989) of Synergen Corp. (a
                                     biotechnology company), Boulder, Colorado.
                                     Director of Synergen since its
                                     incorporation in 1982.  Director of ISI
                                     Pharmaceuticals, Inc. and Immulogic
                                     Pharmaceutical Corp.

       Class C

       Hubert L. Harris, Jr.*        President and Trustee of the Fund.  Chief           1996
       Age 53                        Executive Officer of INVESCO Individual
                                     Services Group; Chairman of the Board and
                                     Chief Executive Officer of INVESCO
                                     Services, Inc. and Advisor Funds.



                                                                      12






                                                                                                      Number of Fund
                                                                                      Trustee or          Shares
                                                                                      Executive     Beneficially Owned
                                      Position, if Any, with the Fund, Principal      Officer of        Directly or
                                      Occupation and Business Experience (during       the Fund        Indirectly on
              Name and Age                         past five years)1                    Since          Dec. 9, 1996(3)
              ------------             -----------------------------------------      ----------     -----------------

       John W. McIntyre2             Retired.  Formerly, Vice Chairman of the            1991
       Age 66                        Board of Directors of The Citizens and
                                     Southern Corporation and Chairman of the
                                     Board and Chief Executive Officer of The
                                     Citizens and Southern Georgia Corp. and
                                     Citizens and Southern National Bank;
                                     Director of the INVESCO Funds, Advisor
                                     Funds and Golden Poultry Co. Inc.; Trustee
                                     of  Treasurer's Series Trust and Gables
                                     Residential Trust.




     1 As used in this Proxy Statement, the term "INVESCO Funds" refers to the 14 mutual funds, consisting of 39 separate portfolios, managed and distributed by IFG. ITC, the adviser to the Fund, serves as sub-adviser to 27 of these portfolios.

     2        Member of the Audit Committee.

     3 As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have some voting and investment power with respect to their respective Fund shares.

     * Because of his affiliation with INVESCO, the Fund's investment adviser or companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

              As discussed above under Proposal No. 1, the terms of the Merger Agreement require that immediately after the Merger is effected, 75% of the members of the Board not be "interested persons" of the Fund, as that term is defined in the 1940 Act. As noted above, three of the current Trustees (43%) are Independent Trustees. Thus, the composition of the Board you are being asked to elect would not meet the 75% requirement. Therefore, prior to the closing of the Merger, it is the current intention that a sufficient number of "interested" Trustees would resign from the Board so that the Board would be in compliance with the 75% requirement at the time the Merger is effected. However, it would also be possible to comply with Section 15(f) if the Independent Directors then serving were to determine to increase the number of "disinterested" Directors by nominating and electing a sufficient number of additional Independent Directors, either before or after the closing of the Merger. If that were to happen, fewer, if any, "interested" Directors would be required to resign, or any that had resigned could be re-elected by the Directors then serving so long as the 75% requirement continued to be met.

              The only committees of the Trustees are the audit committee and the compensation committee. The Fund does not have a compensation committee or a nominating committee. The audit committee, consisting of four Independent Trustees, meets periodically with the Fund's independent accountants and the executive officers of the Fund. This committee reviews the accounting principles being applied by the Fund's financial reporting, the scope and adequacy of internal controls, the scope of the audit and non-audit assignments of the independent accountants, and the related fees. All of the recommendations of the audit committee are reported to the Trustees. During the year ended October 31, 1996, the Trustees met three times and the audit committee met two times. During the Fund's last fiscal year ended October 31, 1996, each Trustee nominee attended seventy-five percent or more of the aggregate of the Board meetings and meetings of the committees of the Board on which he served, with the exception of Messrs. Brady and Soll who attended 95.8% of the aggregate of such meetings and Mr. Frazier who attended 87.5% of the aggregate of such meetings.

              The following table sets forth, for the fiscal year ended October 31, 1996, the compensation paid by the Fund to its three current Independent Trustees (and to Mr. Frazier, for the period before he became employed by INVESCO and, therefore, became an "interested person" of the
     Fund) for services rendered in their capacities as Trustees of the Fund. In addition, the following table sets forth the total compensation paid by the Fund, the INVESCO Funds, INVESCO Advisor Funds, Inc. and INVESCO Treasurer's Series Trust (collectively, the "INVESCO Fund Complex") (48 funds in total) to these Trustees for services rendered in their capacities as directors or trustees during the year ended December 31, 1995.

                                                       Total Compensation From
                              Aggregate Compensation     INVESCO Fund Complex
              Name                From the Fund            Paid to Trustees
           -----------        ----------------------   -----------------------

       Fred A. Deering                11,000                    87,350

       A. D. Frazier, Jr.             9,500                     63,500

       John W. McIntyre               11,000                    67,850

       Larry Soll, Ph.D.              10,500                    11,000

       TOTAL                          42,000                   229,700

       % OF NET ASSETS              0.0092%1                   0.017%2


     1 Total as a percentage of the Fund's net assets as of October 31, 1996.

     2 Total as a percentage of the net assets of the INVESCO Fund Complex as of December 31, 1995.

              Messrs. Brady, Harris, Hesser and, as of November 1, 1996, Frazier as "interested persons" of the Fund and any of the other funds in the INVESCO Fund Complex, receive compensation as officers and employees of ITC or its affiliated companies, and do not receive any trustee's fees or other compensation from the Fund or the other funds in the INVESCO Fund Complex for their service as directors or trustees.

              The Fund has no stock option or pension or retirement plans for management or other personnel, and pays no compensation to any of its officers.

              The Fund's officers and Trustees, persons who are beneficial owners of more than 10% of the Fund's shares, and certain persons affiliated with ITC are required to file reports of their holdings and transactions in Fund's shares with the SEC and the New York Stock
     Exchange, and to furnish the Fund with copies of those reports. Based solely upon its review of the copies it has received and upon written representations it has obtained from these persons, the Fund believes that during the fiscal year ended October 31, 1996, these persons have complied with all such filing requirements.

     Vote Required

              The Trustees will be elected by the affirmative vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.


     THE BOARD OF TRUSTEES RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE TO RE-ELECT MESSRS. HARRIS AND MCINTYRE AS TRUSTEES OF THE FUND.

          PROPOSAL 3: Ratification or Rejection of Selection of Independent Accountants


              The  Trustees including  a majority  of its  Independent Trustees, have selected Price Waterhouse LLP to continue to serve as independent accountants of the Fund for the fiscal year ending October 31, 1997, subject to ratification by the Fund's shareholders. This firm has no direct financial interest or material indirect financial interest in the Fund. Representatives of this firm are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

              The following summarizes Price Waterhouse LLP's audit services for the fiscal year ended October 31, 1996: audit of annual financial statements; preparation of the Fund's federal and state income tax returns; preparation of the Fund's federal excise tax return; consultation with the Fund's audit committee; and routine consultation on financial accounting and reporting matters.

              The Board authorized all services performed by Price Waterhouse LLP on behalf of the Fund. In addition, the Board annually reviews the scope of services to be provided by Price Waterhouse LLP and considers the effect, if any, that performance of any non-audit services might have on audit independence.

              An audit committee, consisting of three Independent Trustees, meets periodically with the Fund's independent accountants to review accounting and reporting requirements.

     Vote Required

              The ratification of the selection of the independent accountants must be approved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.


              THE BOARD OF TRUSTEES RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 3.


                                    OTHER BUSINESS

              The management of the Fund has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                SHAREHOLDER PROPOSALS

              Proposals of shareholders which may be properly included in the proxy solicitation material for the 1998 annual meeting of the shareholders of the Fund must be received by the Secretary of the Fund, 7800 East Union Avenue, Denver, Colorado 80237, no later than August 26, 1997. The Fund has not received any shareholder proposals to be presented at this Meeting.



                                       By Order of the Board of Trustees,



                                       Glen A. Payne
                                       Secretary


     December 26, 1996

                                                                       EXHIBIT A
                                                                       ---------


                            INVESTMENT ADVISORY AGREEMENT

              THIS AGREEMENT is made this 28th day of February, 1997, in Denver, Colorado, by and between INVESCO Trust Company (the "Adviser"), a Colorado Trust, and The Global Health Sciences Fund, a Massachusetts Business Trust (the "Fund").

                                W I T N E S S E T H :

              WHEREAS, the Fund is organized as a Massachusetts Business Trust; and

              WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed end management investment company and currently has one class of shares (the "Shares"); and

              WHEREAS, the Fund desires that the Adviser manage its investment operations and provide certain other services, and the Adviser desires to manage said operations and to provide such other services;

              NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

              1.      Investment Management Services.

                      (a) The Adviser hereby agrees to manage the investment operations of the Fund, subject to the terms of this Agreement and to the supervision of the Fund's board of trustees (the "Trustees"). The Adviser agrees to perform, or arrange for the performance of, the following specific services for the Fund:

                               (i) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and to execute all purchases and sales of portfolio securities;

                               (ii) to maintain a continuous investment program for the Fund, consistent with
                                       (A)  the  Fund's  investment policies  as
                                       set forth  in the  Fund's Declaration  of
                                       Trust,   By    Laws   and    Registration
                                       Statement  under  the  1940  Act and  the
                                       Securities  Act   of  1933  and  (B)  the
                                       Fund's status as a regulated investment company under the Internal Revenue Code of 1886, as amended;

                               (iii) to determine what securities are to be purchased or sold for the Fund, unless otherwise directed by the Trustees, and to execute transactions accordingly;

                               (iv) to provide to the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and of trends, and the consideration of long range investment policy now or hereafter generally available to investment advisory customers of the Adviser;

                               (v) to determine what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund;

                               (vi) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's securities shall be exercised; and



                               (vii) to prepare proxy materials for meetings of the Fund's shareholders and such registrations and reports as may be required by federal securities laws.

                      (b) With respect to execution of transactions for the Fund, the Adviser is authorized to employ such brokers or dealers as may, in the Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Adviser effects securities transactions on behalf of the Fund may be used by the Adviser in servicing all of its accounts, and not all such services may be used by the Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund.

              2. Fund Administration and Allocation of Expenses. The Adviser shall at its expense provide all executive, administrative and clerical personnel as shall be required to provide effective administration for the Fund, except such services, facilities and personnel as the Fund shall obtain pursuant to the Administration
                      Agreement annexed hereto as Exhibit A. Services to be provided by the Adviser hereunder shall include the compilation and maintenance of such records with respect to the Fund's operations as may reasonably be required, other than such books and records to be maintained by Mitchell Hutchins Asset Management Inc. under the terms of the Administration Agreement; the preparation and filing of such reports with respect thereto as shall be required by the Securities and Exchange Commission (the "SEC") and periodic reports with respect to its operations for the shareholders of the Fund except required reports to shareholders and Form N-SAR (or such other form as the SEC may substitute therefor); preparation of proxy materials for meetings of the Fund shareholders; and the preparation of such registrations and reports as may be required by federal securities laws. The Adviser shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment. All other costs and expenses not expressly assumed by the Adviser under this Agreement shall be paid by the Fund, including, but not limited to
                      (i) interest and taxes, including issue and transfer taxes, incurred by or levied on the Fund; (ii) insurance premiums for fidelity and other coverage requisite to its operations; (iii) compensation and expenses of its Trustees other than those associated or affiliated with the Adviser; (iv) legal and audit expenses; (v) custodian, dividend paying agent, registrar and transfer agent fees and expenses (including charges and expenses of the Fund's Dividend Reinvestment Plan Agent) and brokerage commissions, if any; (vi) fees and expenses, other than as hereinabove provided, incident to the registration, under Federal law, of shares of the Fund for public sale; (vii) except as noted above, all other expenses incidental to holding meetings of the Fund's shareholders; (viii) payments under the Fund's Administration Agreement; (ix) fees and expenses of listing and maintaining the listing of the Fund's shares on any national securities exchange; (x) cost of certificates representing the Fund's shares; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligation that the Fund may have to indemnity its officers and Trustees with respect thereto.

              3. Use of Affiliated Companies. In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies and their employees; provided that the Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated companies.

              4. Compensation of the Adviser. For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Fund shall pay to the Adviser a monthly fee at an annual rate of 1.00% of the Fund's ending weekly net assets. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month.

              5. Avoidance of Inconsistent Positions and Compliance with Laws. In connection with purchases or sales of securities for the investment portfolio of the Fund, neither the Adviser nor its officers or employees will act as a principal or agent for any party other than the Fund or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

              6. Duration and Termination. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term ending two years from the date of execution, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by the Trustees, and (ii) by a majority of the Trustees who are not interested persons of the Adviser or the Fund by votes cast in person at a meeting called for the purpose of voting on such approval.

                      This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, as the case may be, or by the Adviser. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 6, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the definitions of "interested person", "assignment" and
                      "vote of a majority of the outstanding voting securities") shall be applied.

                      The Adviser agrees to furnish to the Trustees such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

                      Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in paragraph 4 earned prior to such termination.

              7. Non Exclusive Services. The Adviser shall, during the term of this Agreement, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar objectives to those of the Fund. The Adviser may, when it deems such to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund in order to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and the Adviser's other customers.

              8.      Liability of the Adviser.

                      (a) The Adviser shall not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters relating to this Agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence of the Adviser in the performance of, or from reckless disregard of, its obligations and duties under this Agreement, or except a loss resulting from breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

                      (b) A copy of the Declaration of Trust of the Fund is on file with the Secretary of the State of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of the Trustees of the Fund as individuals, and the obligations of this agreement are not binding upon any of the Trustees, officers, shareholders or partners of the Fund individually, but are binding only upon the assets and property of the Fund.

                               The Adviser agrees that no shareholder, Trustee, officer or partner of the Fund may be held
                               personally   liable   or   responsible   for  any
                               obligations of the Fund arising out of this Agreement. With respect to obligations of the Fund arising out of this Agreement, the Adviser shall look for payment or satisfaction of any claim solely to the assets and property of the Fund.

              9.      Miscellaneous Provisions.

                      Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

                      Amendments Hereof. No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Fund and the Adviser. In addition, no amendment to this Agreement shall be effective unless approved by (i) the vote of a majority of the Trustees, including a majority of the
                      Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment, and (ii) the vote of a majority of the outstanding voting securities of the Fund (other than an amendment which can be effective without shareholder approval under applicable law).

                      Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

                      Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

                      Applicable Law. This Agreement construed in accordance with the laws of the State of Colorado. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

              IN WITNESS WHEREOF, the Adviser and the Fund each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, the day and year first above written.


                                                INVESCO TRUST COMPANY

     ATTEST:
                                                By:
                                                Name:   R. Dalton Sim
                                                Title:  President
     Glen A. Payne, Secretary


                                                THE GLOBAL HEALTH SCIENCES FUND

     ATTEST:
                                                By:
                                                Name:   Hubert L. Harris, Jr.
                                                        Title:   President
     Glen A. Payne, Secretary

                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised by the Adviser or the Sub-Advisers with Similar Investment Objectives and Strategies to those of the Company;
     Growth & Value Funds


       Growth & Value    1940 Act        Adviser         Sub-Adviser    Advisory Fee Rate    Sub-Advisory Fee     Net Assets
       Funds             Objective                                      (based on average    Rate (based on       (at October
                                                                        net assets)          average net          31, 1996)
                                                                                             assets)


       Value Equity      Capital         INVESCO         INVESCO        .75% of the first    .20% of the first
                         Appreciation    Funds Group,    Capital        $500 million; .65%   $500 million; .17%
                         and Income      Inc.            Management     of the next $500     of the next $500
                                                                        million; .50% over   million; .13% over
                                                                        $1 billion           $1 billion

       Growth Fund       Long-Term       INVESCO         INVESCO        .60% of the first    .25% of the first
                         Capital         Funds Group,    Trust          $350 million; .55%   $200 million; .20%
                         Growth;         Inc.            Company        of the next $350     over $200 million
                         Current                                        million; .50% over
                         Income                                         $700 million
                         Secondary

       Dynamics Fund     Capital         INVESCO         INVESCO        .60% of the first    .25% of the first
                         Appreciation    Funds Group,    Trust          $350 million; .55%   $200 million; .20%
                                         Inc.            Company        of the next $350     over $200 million
                                                                        million; .50% over
                                                                        $700 million
       Emerging          Long-Term       INVESCO         INVESCO        .75% of the first    .25% of the first
       Growth Fund*      Capital         Funds Group,    Trust          $350 million; .65%   $200 million; .20%
                         Growth          Inc.            Company        of the next $350     over $200 million
                                                                        million; .55% over
                                                                        $700 milllion

       Small Company     Long-Term       INVESCO         INVESCO        .75%                 .375%
       Fund*             Capital         Funds Group,    Management
                         Growth          Inc.            & Research

       Equity            Capital         INVESCO         INVESCO        .75%                 .20%                 134,188,186
       Portfolio         Appreciation    Services,       Management
                         and Income      Inc.            & Research


     * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised by the Adviser or the Sub-Advisers with Similar Investment Objectives and Strategies to those of the Company;
     Sector Funds


       Sector Funds          1940 Act        Adviser            Sub-Adviser    Advisory Fee      Sub-Advisory      Net Assets
                             Objective                                         Rate (based on    Fee Rate          (at October
                                                                               average net       (based on         31, 1996)
                                                                               assets)           average net
                                                                                                 assets)


       Energy Portfolio      Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
                             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million

       Environmental         Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
       Services Portfolio    Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million

       Financial Services    Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
       Portfolio             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million
       Gold Portfolio        Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
                             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million






                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised  by the Adviser  or the Sub-Advisers  with Similar Investment
     Objectives and Strategies to those of the Company;
     Sector Funds

       Sector Funds          1940 Act        Adviser            Sub-Adviser    Advisory Fee      Sub-Advisory      Net Assets
                             Objective                                         Rate (based on    Fee Rate          (at October
                                                                               average net       (based on         31, 1996)
                                                                               assets)           average net
                                                                                                 assets)

       Health Sciences       Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
       Portfolio             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million

       Leisure Portfolio     Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
                             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million

       Technology            Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
       Portfolio             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million

       Worldwide Capital     Capital         INVESCO Funds      INVESCO        .65% of the       .325% of the
       Goods Fund*           Appreciation    Group, Inc.        Trust          first $500        first $500
                                                                Company        million; .55%     million; .275%
                                                                               of the next       of the next
                                                                               $500 million;     $500 million;
                                                                               .45% over $1      .225% over $1
                                                                               billion           billion
       Worldwide             Capital         INVESCO Funds      INVESCO        .65% of the       .325% of the
       Communications Fund   Appreciation    Group, Inc.        Trust          first $500        first $500
                             and Income                         Company        million; .55%     million; .275%
                                                                               of the next       of the next
                                                                               $500 million;     $500 million;
                                                                               .45% over $1      .225% over $1
                                                                               billion           billion






                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised  by the Adviser  or the Sub-Advisers  with Similar Investment
     Objectives and Strategies to those of the Company;
     Sector Funds

       Sector Funds          1940 Act        Adviser            Sub-Adviser    Advisory Fee      Sub-Advisory      Net Assets
                             Objective                                         Rate (based on    Fee Rate          (at October
                                                                               average net       (based on         31, 1996)
                                                                               assets)           average net
                                                                                                 assets)

       Real Estate           Capital         INVESCO            INVESCO        .90%              .35% of the       15,293,490
       Portfolio             Appreciation    Services, Inc.     Realty                           first $100
                             and Income                         Advisers,                        million; .25%
                                                                Inc.                             over $100
                                                                                                 million

       Global Health         Capital         INVESCO Trust      None           1.0%              N/A
       Sciences Fund  **     Appreciation    Company, Inc.

     *Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.
     ** Closed-end Fund
     **Closed-end Fund

                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised by the Adviser or the Sub-Advisers with Similar Investment Objectives and Strategies to those of the Company;
     International Funds


       International        1940 Act            Adviser          Sub-Adviser     Advisory Fee    Sub-Advisory     Net Assets
       Funds                Objective                                            Rate (based     Fee Rate         (at October
                                                                                 on average      (based on        31, 1996)
                                                                                 net assets)     average net
                                                                                                 assets)


       International        Capital             INVESCO Funds    INVESCO         1.0% of the     .25% of the
       Growth Fund          Appreciation and    Group, Inc.      Asset           first $500      first $500
                            Income                               Management      million;        million;
                                                                                 .75% of the     .1875% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .65% over $1    .1625% over
                                                                                 billion         $1 billion

       European Fund        Capital             INVESCO Funds    INVESCO         .75% of the     .45% of the
                            Appreciation        Group, Inc.      Asset           first $350      first $350
                                                                 Management      million;        million; .40%
                                                                                 .65% of the     of the next
                                                                                 next $350       $350 million;
                                                                                 million;        .35% over
                                                                                 .55% over       $700 million
                                                                                 $700 million

       Pacific Basin Fund   Capital             INVESCO Funds    INVESCO         .75% of the     .45% of the
                            Appreciation        Group, Inc.      Asset           first $350      first $350
                                                                 Management      million;        million; .40%
                                                                                 .65% of the     of the next
                                                                                 next $350       $350 million;
                                                                                 million;        .35% over
                                                                                 .55% over       $700 million
                                                                                 $700 million
       European Small       Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
       Company Fund         Appreciation        Group, Inc.      Asset           first $500      first $500
                                                                 Management      million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion






                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised  by the Adviser  or the Sub-Advisers  with Similar Investment
     Objectives and Strategies to those of the Company;
     International Funds

       International        1940 Act            Adviser          Sub-Adviser     Advisory Fee    Sub-Advisory     Net Assets
       Funds                Objective                                            Rate (based     Fee Rate         (at October
                                                                                 on average      (based on        31, 1996)
                                                                                 net assets)     average net
                                                                                                 assets)

       Latin American       Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
       Growth Fund*         Appreciation        Group, Inc.      Asset           first $500      first $500
                                                                 Management      million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion

       Asian Growth Fund*   Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
                            Appreciation        Group, Inc.      Asian           first $500      first $500
                                                                 Limited         million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion

       International        Capital             INVESCO          INVESCO         1.0%            .35% of the      42, 820, 898
       Value Portfolio      Appreciation and    Services,        Capital                         first $50
                            Income              Inc.             Management                      million; .30%
                                                                                                 of the next
                                                                                                 $50 million;
                                                                                                 .25% over
                                                                                                 $100 million

     * Indicates whether the fee has been waived or absorbed during the Fund's past fiscal year.


                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised by the Adviser or the Sub-Advisers with Similar Investment Objectives and Strategies to those of the Company;
     International Funds

       International        1940 Act            Adviser          Sub-Adviser     Advisory Fee    Sub-Advisory     Net Assets
       Funds                Objective                                            Rate (based     Fee Rate         (at October
                                                                                 on average      (based on        31, 1996)
                                                                                 net assets)     average net
                                                                                                 assets)


       International        Capital             INVESCO Funds    INVESCO         1.0% of the     .25% of the
       Growth Fund          Appreciation and    Group, Inc.      Asset           first $500      first $500
                            Income                               Management      million;        million;
                                                                                 .75% of the     .1875% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .65% over $1    .1625% over
                                                                                 billion         $1 billion

       European Fund        Capital             INVESCO Funds    INVESCO         .75% of the     .45% of the
                            Appreciation        Group, Inc.      Asset           first $350      first $350
                                                                 Management      million;        million; .40%
                                                                                 .65% of the     of the next
                                                                                 next $350       $350 million;
                                                                                 million;        .35% over
                                                                                 .55% over       $700 million
                                                                                 $700 million

       Pacific Basin Fund   Capital             INVESCO Funds    INVESCO         .75% of the     .45% of the
                            Appreciation        Group, Inc.      Asset           first $350      first $350
                                                                 Management      million;        million; .40%
                                                                                 .65% of the     of the next
                                                                                 next $350       $350 million;
                                                                                 million;        .35% over
                                                                                 .55% over       $700 million
                                                                                 $700 million
       European Small       Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
       Company Fund         Appreciation        Group, Inc.      Asset           first $500      first $500
                                                                 Management      million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion






                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised  by the Adviser  or the Sub-Advisers  with Similar Investment
     Objectives and Strategies to those of the Company;
     International Funds

       International        1940 Act            Adviser          Sub-Adviser     Advisory Fee    Sub-Advisory     Net Assets
       Funds                Objective                                            Rate (based     Fee Rate         (at October
                                                                                 on average      (based on        31, 1996)
                                                                                 net assets)     average net
                                                                                                 assets)

       Latin American       Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
       Growth Fund*         Appreciation        Group, Inc.      Asset           first $500      first $500
                                                                 Management      million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion

       Asian Growth Fund*   Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
                            Appreciation        Group, Inc.      Asian           first $500      first $500
                                                                 Limited         million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion

       International        Capital             INVESCO          INVESCO         1.0%            .35% of the      42, 820, 898
       Value Portfolio      Appreciation and    Services,        Capital                         first $50
                            Income              Inc.             Management                      million; .30%
                                                                                                 of the next
                                                                                                 $50 million;
                                                                                                 .25% over
                                                                                                 $100 million


     * Indicates whether the fee has been waived or absorbed during the Fund's past fiscal year.


        TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                           THE GLOBAL HEALTH SCIENCES FUND

                    PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                   JANUARY 31, 1997


     The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of The Global Health Sciences Fund (the "Fund"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 6, 1996, receipt of which is hereby acknowledged.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE "FOR:"

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

     1.A. Proposal to approve a new investment advisory agreement between the Fund and INVESCO Trust Company ("ITC"), such agreement to take effect only if the proposed merger of AIM Management Group, Inc. into INVESCO Group Services, Inc. or another wholly-owned U.S. subsidiary of INVESCO is consummated.

                                   Vote on Proposal
                      For [   ]   Against [   ]  Abstain [   ]

     2. Proposal to elect two trustees to serve as the Class C trustees of the Fund until the annual meeting of shareholders in 2000 and until their successors are elected and qualified.

                                   Vote on Proposal
                      For [   ]   Against [   ]  Abstain [   ]

     3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending October 31, 1997.

                                   Vote on Proposal
                      For [   ]   Against [   ]  Abstain [   ]

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


     __________________________        _____________________     ________
     Signature                             Signature             Date
                                          (Joint Owners)

     Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.